UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2017

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

Prudential Financial, Inc. (the “Company”) furnishes herewith, as Exhibit 99.1, a news release announcing second quarter 2017 results.

Item 7.01	Regulation FD Disclosure.

A.	Quarterly Financial Supplement. The Company furnishes herewith, as Exhibit 99.2, the Quarterly Financial Supplement for second quarter 2017.

B.	Conference Call and Related Materials. Members of the Company’s senior management will hold a conference call on Thursday, August 3, 2017 at 11:00 A.M. ET, to discuss the Company’s second quarter 2017 results. Related materials are available on the Company’s Investor Relations website at www.investor.prudential.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	News release of Prudential Financial, Inc., dated August 2, 2017, announcing second quarter 2017 results (furnished and not filed).

99.2	Quarterly Financial Supplement for Prudential Financial, Inc. for second quarter 2017 (furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2017

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Robert D. Axel
Name:	Robert D. Axel
Title:	Senior Vice President and Principal Accounting Officer

Exhibit Index

Exhibit No.	Description

99.1	News release of Prudential Financial, Inc., dated August 2, 2017, announcing second quarter 2017 results (furnished and not filed).

99.2	Quarterly Financial Supplement for Prudential Financial, Inc. for second quarter 2017 (furnished and not filed).

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